EXHIBIT 10.20.3
WESTERN GOLDFIELDS, INC.
Office:  961 Matley Lane, Suite 120                 Telephone: 775-337-9433
         Reno, Nevada 89502                         Fax: 775-337-9441

July 12, 2004

Mary Belardo
Selnek-is Tem-Al Corporation
Torres Martinez Desert Cahuilla Indians
P.O. Box 160, 66725 Martinez Road
Thermal, California 92274

     RE: STATEMENT OF INTENT AND CONFIDENTIALITY AGREEMENT DATED JANUARY 23, 2004 BY AND BETWEEN WESTERN GOLDFIELDS, INC. AND TORRES MARTINEZ DESERT CAHUILLA INDIAN TRIBE.

Dear Mary:

     Pursuant to the terms of the above captioned Statement of Intent and Confidentiality Agreement, Western Goldfields, Inc. would like to request an additional 90-day extension commencing on July 23, 2004 while the Torres Martinez Desert Cahuilla Indian Tribe and Bureau of Indian Affairs continues to review the proposed formal Exploration/Mining Agreement.

     If you are in agreement with the proposed extension, please sign below and return a copy of this letter to me. Please feel free to give me a call at any time if you have questions.

Sincerely,



Toby Mancuso
President

Accepted and agreed to this 16th day of July 2004 by the Torres Martinez Desert Cahuilla Indian Tribe.

By:     Selnek-is Tem-Al Corp.
Name:   /s/ Mary E. Belardo
Title:  Corporation Secretary



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